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Name: R. Geoffrey Elliott
Title: Chief Financial Officer

EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Warner Chilcott PLC (formerly Galen Holdings PLC) (the "Company") on Form 20-F for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on December 31, 2003, as amended on January 5, 2004 and as further amended on the date hereof (the "Report"), I, Roger M. Boissonneault, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2005

/s/ Roger M. Boissonneault

Name: Roger M. Boissonneault Title: Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002